UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 30, 2026

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
Floating Rate Senior Notes due 2028	FIS28C	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.450% Senior Notes due 2030	FIS30A	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2026, Fidelity National Information Services, Inc. (the “Company”) was notified by Mark Benjamin, a member of the Company’s Board of Directors (the “Board”), of his decision not to stand for re-election at the Company’s 2026 annual meeting of shareholders (the “2026 Shareholder Meeting”). Mr. Benjamin’s decision was not due to any disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.

The Company’s Board and management team thank Mr. Benjamin for his commitment and dedication to the Board and the Company during his years as a director and wish him the best with his future endeavors. Stephanie Ferris, Chief Executive Officer and President of the Company, stated, “On behalf of the Board, I want to thank Mark for his distinguished service as a member of our Board. Mark has made extraordinary contributions to our Company, and his dedication and guidance have been instrumental in driving the evolution of our business, positioning FIS for success. I am grateful for his commitment to FIS.”

In connection with Mr. Benjamin’s departure, the Board approved a decrease in the size of the Board from ten to nine directors, effective immediately following the 2026 Shareholder Meeting.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc. (Registrant)
Date: April 3, 2026	By:	/s/ Caroline Tsai
	Name:	Caroline Tsai
	Title:	Chief Legal & Corporate Affairs Officer and Corporate Secretary